Registration Nos. 33-88756
                                        Investment Company Act Reg. No. 811-8958
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                           -------------------------
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 8 |X|
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 8 |X|
                        (Check appropriate box or boxes.)

                         THE JEFFERSON FUND GROUP TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           The Oaks Building, Suite 101
             8112 West Bluemound Road
               Milwaukee, Wisconsin                            53213
       --------------------------------------                ---------
      (Address of Principal Executive Offices)               (Zip Code)

                                 (800) 216-9786
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

              Richard Imperiale                         Copy to:
     The Jefferson Fund Group Trust                Richard L. Teigen
      The Oaks Building, Suite 101                  Foley & Lardner
        8112 West Bluemound Road                 777 East Wisconsin Avenue
       Milwaukee, Wisconsin 53213                Milwaukee, Wisconsin 53202
    -------------------------------------
   (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

     [X]    immediately upon filing pursuant to paragraph (b)

     | |    on (date) pursuant to paragraph (b)

     [ ]    60 days after filing pursuant to paragraph (a)(1)

     [ ]    on (date) pursuant to paragraph (a)(1)

     [ ]    75 days after filing pursuant to paragraph (a)(2)

     [ ]    on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus                                                    February 28, 2001

                        JEFFERSON GROWTH AND INCOME FUND

                              JEFFERSON REIT FUND

                         The Jefferson Fund Group Trust
                                 (800) 216-9785


The Jefferson Fund Group Trust (the "Trust") currently issues two series of its securities: the Jefferson Growth and Income Fund and the Jefferson REIT Fund (each a "Fund" and together, the "Funds"). Each Fund is commonly known as a "mutual fund." The Funds are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. This Prospectus contains information for potential buyers of Fund shares to consider in making their investment decision. Please read it carefully and keep it for future reference.

------------------------------------------------------------------------------
THE FUND SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION AND THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------



                                TABLE OF CONTENTS
RISK/RETURN SUMMARY............................................................2
FEE AND EXPENSE INFORMATION....................................................5
INVESTMENT OBJECTIVES AND STRATEGIES...........................................5
MANAGEMENT OF THE FUNDS ............................................. .........6
SHAREHOLDER INFORMATION........................................................7
TIREMENT PLANS................................................................13
FINANCIAL HIGHLIGHTS..........................................................13

RISK/RETURN SUMMARY                                                            2

The discussion below provides a brief overview of the investment objectives, principal investment strategies and principal risks for each Fund in the Jefferson family of funds.

Jefferson Growth and Income Fund

Investment Objective

The Growth and Income Fund aims to produce long-term capital appreciation and current income.

Investment Strategy

The Growth and Income Fund primarily invests in equity securities (such as common stocks, preferred stocks, rights or warrants to purchase common stocks and securities convertible into common stocks). To a lesser extent the Growth and Income Fund may invest in non-convertible debt securities, primarily short-term money market instruments and U.S. Government and agency securities.

Before purchasing or selling a security for the Growth and Income Fund, the Fund's investment adviser examines various financial characteristics of the issuer of the security and places an emphasis on issuers with favorable credit and earnings characteristics. Under this approach to investing, factors internal to the issuer, such as product or service development, are more important than factors outside the issuer's control, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign currency exchange values. The Fund may engage in short-term trading to achieve its investment objective and frequently will have an annual portfolio turnover rate over 100%.

Risks

Investing in the Growth and Income Fund is not without risk. An investor may lose money on his or her investment. The risks include:

Market Risk. The prices of the securities in which the Growth and Income Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Smaller Capitalization Companies Risk. The Growth and Income Fund may invest in smaller capitalization companies. such companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the Growth and Income Fund to sell the securities of smaller capitalization companies at quoted market prices.

Interest Rate Risk. The Growth and Income Fund may invest in debt securities. In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Credit Risk. The issuers of the debt securities held by the Growth and Income Fund may not be able to make interest or principal payments, or they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

High Portfolio Turnover Risk. High portfolio turnover (100% or more) necessarily results in greater transaction costs (such as brokerage commissions or markups and markdowns) which the Growth and Income Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed at ordinary income under Federal income tax laws.

Jefferson REIT Fund                                                            3

Investment Objective

The REIT Fund aims primarily to provide high current income and secondarily to produce capital appreciation.

Investment Strategy

The REIT Fund invests primarily (normally 80% or more of its net assets) in the common stock of real estate investment trusts ("REITs"). The REIT Fund's investment adviser tracks real estate supply and demand across the United States by dividing the country into eight geographic regions. Within each region, it compiles statistics on supply and demand factors including: (1) vacancy rate by property type, (2) visible supply of property based on building permits, (3) regional population and job growth, and (4) trends in rental and cap rates. The Fund's investment adviser uses the results of this analysis to detect cyclical inflection points in the supply-demand equation. Using this information, the investment adviser then determines which property types within each region have the most favorable characteristics in order to determine the appropriate investments for the REIT Fund.

Risks

Investing in the REIT Fund is not without risk. An investor may lose money on his or her investment. The risks include:

Market Risk. The prices of the securities in which the REIT Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

Industry Concentration Risk. Because the REIT Fund will concentrate in investments in REITs, the Fund is subject to many of the risks associated with ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates.

REIT-Specific Risks. REITs may be affected by changes in the value of their underlying properties and/or by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT's sponsors the right to exercise control over the operations of the REIT notwithstanding their minority share ownership; a conflict of interest (for example, the desire to postpone certain taxable events) could influence such sponsors to not act in the best interests of the REIT's shareholders. Many REITs are subject in their organizational documents to various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT's shares or otherwise may not be in the best interests of the REIT's shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Non-Diversified Fund. The REIT Fund is a "non-diversified" fund. It likely will invest in fewer issuers then diversified funds and its performance may be more volatile. If the securities in which the REIT Fund invests perform poorly, the REIT Fund could incur greater losses than it would have had if it invested in a greater number of securities.

Risk/Return Bar Chart and Table for the
Jefferson Growth and Income Fund

The following bar chart and table illustrate some of the risks of investing in shares of the Growth and Income Fund by showing changes in the Fund's performance from year to year and how the Fund's annual returns for various periods compare with those of the Russell 2000 Index, a broad measure of market performance, over the same periods. The Growth and Income Fund's past performance is not necessarily an indication of how the Growth and Income Fund will perform in the future.

                                                                               3
[GRAPHIC OMITTED]

1996    1997    1998    1999    2000
----    ----    ----    ----    ----
14.19%  12.27%  -3.12%  8.01%   -5.50%

During the five year period shown in the bar chart above, the highest return for a quarter was 18.10% (quarter ended September 30, 1996) and the lowest return for a quarter was -15.89% (quarter ended December 31, 2000). The results do not reflect a sales charge. If they did, the returns would have been lower.

Average Annual           Growth and       Russell 2000
Total Return             Income Fund(1)    Index(2)

Past One Year
(ended 12/31/00)           -10.73%           -2.86%

Past Five Years
(ended 12/31/00)              4.85%         10.31%

Since inception
(9/1/95 through
12/31/00)                     4.01%         10.54%

(1)  The percentage return includes a sales load of 5.5%.
(2) The Russell 2000 Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index. The Russell 2000 is widely regarded in the industry as an accurate representation of the universe of small capitalization stocks.

Risk/Return Bar Chart and Table for the Jefferson REIT Fund

The following bar chart and table illustrate some of the risks of investing in shares of the REIT Fund by showing changes in the Fund's performance from year to year and how the Fund's returns for various periods compare with those of the NAREIT Equity Index. The REIT Fund's past performance is not necessarily an indication of how the REIT Fund will perform in the future.

[GRAPHIC OMITTED]
                                2000
                               ------
                                26.32%

The REIT Fund had a return of 26.32% in 2000 (its only annual return since its inception in March of 1999) as shown in the bar chart above. The REIT Fund's highest return for a quarter was 10.76% (quarter ended June 30, 2000) and the lowest return for a quarter was 1.55% (quarter ended March 31, 2000). The results do not reflect a sales charge. If they did, the returns would have been lower.

                                            NAREIT
Average Total  Return      REIT Fund(1)    Equity Index(2)
Past One Year
(ended 12/31/00)           19.42%           26.37%
Since Inception
(Through 12/31/00)          7.76%           13.40%

(1) The percentage return includes a sales load of 5.5%.
(2) NAREIT is a registered trademark of The National Association of Real Estate Investment Trusts. The NAREIT Equity Index is a capitalization weighted index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System which have at least 75% of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

FEE AND EXPENSE INFORMATION5                                                   5

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees for Each Fund

The following fees are paid directly from your investment:

Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price at time of purchase)                       5.5%
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value at
time of purchase)                                None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and
Distributions                                    None
Redemption Fee                                   None(1)
Exchange Fee                                     None(2)

(1)The Funds'  transfer  agent charges a fee of $15.00 for each wire redemption.
(2)The Funds' transfer agent charges a fee of $5.00 for each telephone exchange.

Annual Fund Operating Expenses

The following expenses are deducted from Fund assets:

                       Growth and
                       Income Fund              REIT Fund
Management Fees             .60%                  .60%
Distribution and/or
Service (12b-1) Fees        .25%                  .25%
Other Expenses1            2.41%                 5.28%
Total Fund Operating
Expenses2                  3.26%                 6.13%

(1) Other Expenses for the Growth and Income Fund and REIT Fund are based on amounts for the fiscal year ended October 31, 2000 but do not reflect expense reimbursement obligations that were in effect during such period.
(2) Total Fund Operating Expenses for the Growth and Income Fund and REIT Fund are based on amounts for the fiscal year ended October 31, 2000 but do not reflect expense reimbursement obligations. The Total Fund Operating Expenses of the Growth and Income Fund and REIT Fund after expense reimbursements were 2.46% and 2.11%, respectively. Expense reimbursements may be terminated at any time and for the fiscal year ending
    October 31, 2001 have been set at levels resulting in Total Fund Operating Expenses of a maximum of 2.50% for each Fund.

Example. This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs for each Fund would be:
                  1 Year   3 Years  5 Years 10 Years
                  ------   -------  ------- --------
Growth and        $  861     $1,499    $2,159    $3,912
Income Fund
REIT Fund         $1,126     $2,259    $3,366    $6,026

INVESTMENT OBJECTIVES AND STRATEGIES

Jefferson Growth and Income Fund
The investment objectives of the Growth and Income Fund are to produce long-term capital appreciation and current income. The Growth and Income Fund may change its investment objective without obtaining shareholder approval.

The Growth and Income Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the Growth and Income Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Growth and Income Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When the Growth and Income Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                                                                               6
Jefferson REIT Fund

The REIT Fund's investment objective is to produce high current income and secondarily capital appreciation. The REIT Fund may change its investment objective without obtaining shareholder approval.

The REIT Fund invests primarily (normally 80% or more of its net assets) in the common stocks of REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances a majority of the Fund's investments in REITs will consist of securities issued by equity REITs.

The REIT Fund in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means the REIT Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The REIT Fund will not be able to achieve its secondary objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. Also these instruments will usually have a lower yield than the investments in REITs that the REIT Fund normally will make. When the REIT Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The REIT Fund does not attempt to achieve its investment objectives by active and frequent trading of securities.

MANAGEMENT OF THE FUNDS

Uniplan, Inc. is the investment adviser for the Growth and Income Fund and the REIT Fund. Uniplan's address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53213.Uniplan supervises and manages the investment portfolios of the Funds. It also directs the purchase or sale of investment securities in the day-to-day management of the Funds (subject to such policies as the Trustees of each Fund may determine).

Uniplan also provides investment advice to individual and institutional clients with substantial investment portfolios. As of December 31, 2000, Uniplan managed approximately 135 million in assets. Uniplan has been in existence for over 15 years. Richard P. Imperiale, the President of Uniplan, Inc., currently controls Uniplan and is primarily responsible for the day-to-day management of the portfolios of the Funds. He has held this responsibility since each Fund commenced operations. Mr. Imperiale also has served as the Chairman, Secretary and a Trustee of the Jefferson Fund Group Trust since it was organized.

During the last fiscal year each Fund paid Uniplan an annual investment advisory equal to .60% of its average net assets. The investment advisory fee paid by the Funds is lower at various asset levels.

SHAREHOLDER INFORMATION                                                        7

Purchase of Fund Shares

Quasar Distributors, LLC (the "Distributor") is the distributor and principal underwriter for shares of each Fund. Shares of the Funds can be purchased through the Distributor or other firms having a selling agreement with the Distributor.

Shares are priced at the net asset value ("NAV") per share as next computed after receipt of the purchase order and acceptance by the Distributor, plus a sales charge (discussed below). NAV is calculated after the close of regular trading (typically 4:00 p.m. Eastern Time) of the New York Stock Exchange ("NYSE"), on each day the NYSE is open for business. The NYSE is closed on most national holidays and on Good Friday. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) that it holds. The Funds value most money market instruments that they hold at their amortized cost.

The minimum initial investment in each Fund is $2,500 and the minimum additional investment is $100. No certificates evidencing the shares will be issued. All applications are subject to acceptance by a Fund and are not binding until so accepted. The Funds reserve the right to reject applications in whole or in part for any reason.

Shares of each of the Funds may also be purchased through Firstar Mutual Fund Services, LLC, ("Firstar") the transfer agent for the Fund family. Firstar is affiliated with the Distributor. To purchase shares in this manner, complete the Account Application accompanying this Prospectus and mail it along with a check for the purchase price to:

         The Jefferson Fund Group Trust
         c/o Firstar Mutual Fund Services, LLC
         Mutual Fund Services, 3rd Floor
         P.O. Box 701
         Milwaukee, Wisconsin 53201-0701

Send applications via overnight mail to:

         The Jefferson Fund Group Trust
         c/o Firstar Mutual Fund Services, LLC
         Mutual Fund Services, 3rd Floor
         615 East Michigan Street
         Milwaukee, Wisconsin 53202

All applications must be accompanied by payment in the form of a check drawn on a U.S. bank payable to The Jefferson Fund Trust Group or by wire transfer. Please do not send cash. Firstar will charge a $25.00 service fee against a shareholder's account for any returned checks. No redemption proceeds will be remitted to a shareholder with respect to shares purchased by check until such check has cleared.

Please call Firstar at (800) 216-9785 before opening an account or making additional purchases to an existing account via wire transfer. A properly signed purchase application marked "FOLLOW- UP" must be received for all new accounts opened by wire transfer. Funds should be wired to:

Firstar Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #0420-00013
Firstar Trust MFS A/C #112-952-137
Credit to:  The Jefferson Fund Group Trust - [Name of Fund]
[Shareholder account number and title of account, if known]

Please bear in mind that receipt of funds by wire at Firstar Bank will not ensure same day pricing of the shares. All required documents must be received by Firstar and must be accepted by the particular Fund prior to the pricing of shares.

Subsequent Purchases of Shares

Subsequent purchases (minimum $100) may be made through the Distributor, a participating broker or by mailing to Firstar a check with a letter describing the investment or with the "additional investment" portion of a confirmation statement. Checks should be made payable to The Jefferson Fund Trust Group and should clearly indicate the shareholder's account number.

Automatic Investment Plan

The Automatic Investment Plan provides for periodic investments with a Fund by means of automatic transfers of a designated amount from your bank account on a regular and convenient basis. Automatic transfers may be in any amount subject to a minimum of $100 per month. Further information is available by calling
(800) 216-9785. You may enroll by completing the appropriate section of the Application that accompanies this Prospectus.

Electronic Transfers                                                           8

Subsequent purchases and redemptions may also be made by electronic funds transfer from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Subsequent purchases of shares may be made in amounts from $100 to $10,000.

To initiate purchases via electronic transfer, call (800) 216-9785. Shares will be purchased on the regular business day Firstar receives the funds through the ACH system, provided the funds are received before the close of regular trading on the NYSE. Most transfers are completed within three business days after the order is placed.

Electronic transfer privileges may be requested on the Account Application. Shareholders with existing accounts should complete the Supplemental Application with signatures guaranteed from all shareholders of record. Such privileges apply to each shareholder of record unless and until Firstar receives written instructions from a shareholder of record canceling such privileges. The electronic transfer service is normally established within 15 days of receipt of an application by Firstar. Changes of bank account information must be made by completing a new Supplemental Application signed by all owners of record, with all signatures guaranteed. Firstar and a Fund may rely on any telephone instructions believed to be genuine and will not be responsible for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue electronic transfer privileges at any time without prior notice.

Changes in Registration and Account Privileges

Changes in registration or account privileges must be made in writing to Firstar Mutual Fund Services, LLC at the address listed above. Signature guarantees may be required.

Correspondence

All correspondence must include your account number and be sent to Firstar Mutual Fund Services, LLC at the address listed above.

TDD Service

Firstar offers Telecommunication Device for the Deaf services for hearing impaired shareholders. The dedicated number for this service is (800) 684-3416.

Initial Sales Charge

Shares of each Fund are sold on a continual basis at a public offering price equal to their net asset value per share plus a sales charge, which varies according to the purchase level shown below:
                                            Sales             Discount or
                           Sales            Charge            Commission
                           Charge           as %              to Dealers
                           as %             of the            as % of
                           of Net           Public            Public
                           Amount           Offering          Offering
Purchase Amount            Invested         Price             Price
--------------------------------------------------------------------------------
$0-$9,999                  5.82%            5.50%             4.75%
$10,000-$24,999            4.71%            4.50%             3.75%
$25,000-$49,999            3.63%            3.50%             3.00%
$50,000-$99,999            2.56%            2.50%             2.00%
$100,000-$499,999          1.52%            1.50%             1.00%
$500,000-$999,999          1.01%            1.00%             0.75%
$1,000,000                    0%(1)            0%(1)          0.25%(1)

(1) The Distributor will pay a 0.25% commission to dealers who sell amounts of $1,000,000 or more of the Funds' shares, which commission may be paid in installments over the course of the year following the purchase, and the Distributor may pay additional commissions, not exceeding 0.25% per year, to dealers if the shares remain outstanding. The Distributor will not pay any commission upon the sale of shares to any of the purchasers described below under "Sales at Net Asset Value."

The Distributor receives the sales charge, less any commission "re-allowed" to participating brokers as shown in the table above. The Distributor may, from time to time, reallow the entire sales charge to participating brokers for orders placed during a specified period of time. No sales charge is imposed on the reinvestment of dividends or capital gains.

Reduced Sales Charges
There are several ways investors can reduce the initial sales charge. The following programs may be modified or terminated at any time.

Combined Purchase Privilege. Multiple purchases of shares of the Funds may be combined if the resulting purchase totals at least $50,000 and the purchases are made concurrently by an individual, a spouse and their children (under 21 years) for their own accounts. Certain purchases by fiduciaries on behalf of multiple beneficiaries may also qualify under this program. For further information, call
(800) 216-9785.

Cumulative Quantity Discount. Additional purchases of shares of the Funds may qualify for a Cumulative Quantity Discount. An investor's add-on purchases may be added to the present value of all shares owned by the investor (including all shares aggregated under the above-described Combined Purchase Privilege) such that the new purchase sales charge would correspond to the cumulative purchase level.

To illustrate, an investor owning shares of a Fund worth $30,000 (present value) wishes to purchase an additional $25,000. The sales charge for the $25,000 purchase would be at the 2.5% rate applicable to a single $55,000 purchase, rather than at the 3.5% rate.

Investors must notify the Distributor whenever a reduced sales charge is applicable to a purchase and provide sufficient information to verify that the purchase qualifies for the privilege or discount.

Letter of Intent. A reduced sales charge can also be obtained through a written Letter of Intent, which expresses an intention to invest at least $50,000 in a Fund within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the purchase level indicated in the Letter. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date the Letter of Intent is signed; however, if such prior purchases are to be included, the 13-month period will begin on the date of the earliest purchase to be included, and the sales charge on any purchases prior to the Letter will not be adjusted. Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Fund under a single Letter of Intent.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in the investor's name) to secure payment of the higher sales charge in the event the full intended amount is not purchased. If the full amount indicated is not purchased in the required period, such escrowed shares may be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in shares of a Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current shareholder wanting to do so, you can obtain a form of Letter of Intent by calling (800) 216-9785.

Sales at Net Asset Value. The Funds may sell shares at net asset value without a sales charge to:
(1) officers, directors and employees of the Funds, the Investment Advisor and any sub-advisor, the Distributor (and participating brokers), their affiliates and immediate family; (2) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the investment, such entity has assets of $5,000,000 or more or at least 100 participants; (3) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; or (4) accounts held by third party fiduciaries, which exercise discretionary authority and hold the accounts in fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts equal or exceed $1,000,000.

                                                                              10
Investors should be aware that some broker-dealers may establish higher minimum investment requirements than set forth above, or charge additional amounts to their clients for other investment or administrative services. Firms also may hold Fund shares in nominee or "street name" as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over accounts of those shareholders.
Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. This Prospectus should be read in connection with such firms' material regarding their fees and services.

Distribution Fees
The Funds have adopted a Service and Distribution Plan under Rule 12(b)-1 under the Investment
Company Act of 1940. The Plan allows a Fund to use part of the Fund's assets (up to 0.25% of its average net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

Redemptions
Shares of a Fund may be redeemed through a participating broker, by telephone, or by submitting a written redemption request directly to Firstar Mutual Fund Services, LLC ("Firstar") (for non-broker accounts). Shares will be redeemed at their net asset value ("NAV") and are not subject to any redemption charge. However, participating brokers who process redemptions may charge customary commissions for their services. Requests for redemption received by dealers or other firms and accepted prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a regular business day will be confirmed at the NAV effective as of the closing of the NYSE on that day.

The following do not apply to shares held in broker "street name" accounts:

Direct  Redemption.  A shareholder's  original Account  Application  permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions). Changes in redemption instructions must be made in writing to Firstar, and may require a signature guarantee. If shares were recently purchased by personal check, redemption proceeds will be mailed only upon the clearance of the personal check.

To Request a Redemption By Written Request.
o Write a letter of instruction to Firstar. Include the account number, the name of the Fund, the name(s) under which the account is registered and the dollar amount or number of shares to be redeemed.
o Include signatures of all registered owners (including fiduciary titles). See "Signature Guarantees" below to see if a signature guarantee is required.
o Supply any additional documents required by Firstar for redemption by corporations, partnerships or other organizations, fiduciaries, or if the redemption is requested by anyone other than the shareholder(s) of record.
o     Forward the request to Firstar at the address listed above.
o A check will be mailed within seven days to the name and address in which the account is registered, or otherwise according to your letter of instruction.

 Transfers of shares are subject to the same requirements. Shareholders having questions about redemptions should contact Firstar at (800) 216-9785 before submitting a request. Requests for redemption by telegram and requests which are subject to any special conditions or that specify an effective date other than as provided herein cannot be honored. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by Firstar.

IRA's. Investors holding shares in an IRA should indicate on their redemption requests whether or not to withhold federal income tax. Unless otherwise indicated, these redemptions (and redemptions of other investment plans not involving a direct rollover to an eligible plan), will be subject to federal income tax withholding.

                                                                              11
 Signature  Guarantees.  If the proceeds of the redemption:  (i) exceed $50,000;
 (ii) are to be paid to a person other than the record owner; iii) are to be sent to an address other than the address of the account on Firstar's records; or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request must be guaranteed, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 (by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

To Request a Redemption By Telephone:
o Telephone requests for redemption are accepted for shareholders, except those who have specifically declined telephone redemption privileges.
o Call Firstar at (800) 216-9785. State the name of the Fund, the name in which the account is held, the account number, the amount to be withdrawn and the name of the person requesting the redemption.
o Telephonic redemption requests are available for amounts between $1,000 and $50,000 ($50,000 maximum within any 7 calendar-day period).
o Proceeds from telephone redemptions are sent to the shareholder's address of record, generally the next business day following redemption. Changes in account information must be made in writing with a signature guarantee. Telephone redemptions will not be accepted within 30 days of a change in record address.

The Funds employ reasonable procedures to confirm that instructions via telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed. The Funds require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. By completing an Account Application, an investor agrees that the Funds, the Distributor and Firstar shall not be liable for any loss incurred by the investor by reason of a Fund accepting unauthorized telephone instructions for his account if a Fund reasonably believes the instructions to be genuine and the procedures described above are followed.

The Funds reserve the right to terminate or modify the telephone redemption service at any time. Telephone communications may be recorded by the Distributor or Firstar.

Electronic Transfer Redemptions.
o To redeem by electronic transfer to a designated account at a financial institution, shareholders must first submit the proper application (see "Electronic Transfers" above).
o    Call Firstar at (800) 216-9785.
o Proceeds will normally be sent to the designated account the following business day and be received by the bank on the second or third business day.
o Shares purchased by check may not be redeemed in this manner until such shares have been owned (i.e., paid for) for at least 15 days.

Changes in bank account information must be made by completing a new Supplemental Application, signed by all owners of record, with all signatures guaranteed. The Fund may terminate the electronic transfer program at any time without notice to shareholders.

Expedited Wire Transfer Redemptions:                                          12
o To redeem by wire transfer, a single bank account (within the Federal Reserve wire system) into which the proceeds of the redemption can be deposited must have been previously designated.
o    Call Firstar at (800)  216-9785 or submit a request in writing.
o    The minimum amount that may be wired is $1,000.
o Proceeds will generally be wired to the designated bank account the following business day.
o A $15.00 fee will be deducted from the shareholder's account. The shareholder is responsible for any charges imposed by the shareholder's bank. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank.
o Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to 7 days if Firstar deems it appropriate under then current market conditions.

The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Firstar.

Exchange  Privilege
Shares of a Fund may be exchanged for shares of any other (Jefferson) Fund on the basis of their respective net asset values. Shareholders may also exchange at net asset value Fund shares for shares of the Firstar Money Market Fund (the "Money Market Fund"). This Exchange Privilege is a convenient way for shareholders to buy shares in another Fund or a money market fund in order to respond to changes in their goals or market conditions. Before exchanging into the Money Market Fund, read its prospectus (call Firstar at (800) 216-9785 for details). There is no charge for exchange transactions requested by mail, but Firstar charges a $5.00 fee for each telephone exchange, which will be deducted from the investor's account from which the funds are being withdrawn. Use of the Exchange Privilege is subject to the minimum purchase and redemption amounts set forth in this Prospectus and in the Prospectus for the Money Market Fund.

Shares of a Fund exchanged for shares of the Money Market Fund, then exchanged at a later time for shares of the same (or another) Fund will not incur any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and reinvestment. However, each exchange represents the sale of shares of one Fund and the purchase of shares of another, so shareholders may realize a taxable gain or loss on the transaction. Investors should consult a tax professional or other financial adviser to determine the tax consequences of a particular exchange.

Because excessive trading can hurt a Fund's performance, the Funds reserve the right to limit the number of exchanges or otherwise prohibit or restrict shareholders from using the exchange privilege at any time, without notice. The restriction or termination of the exchange privilege does not affect the rights of shareholders to redeem shares.

The Money Market Fund is managed by Firstar Investment Research and Management Company, an affiliate of Firstar Mutual Fund Services, LLC. The Firstar Funds, including the Money Market Fund, are unrelated to the Jefferson Fund Group Trust.

Dividends
Each Fund distributes substantially all of its investment income, if any, quarterly and substantially all of its capital gains, if any, annually. You have four distribution options:

All Reinvestment Option. Both dividend and capital gains distributions will be reinvested in additional Fund shares.

Capital Gains Reinvestment Option. Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

Dividend Reinvestment Option. Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

All Cash Option. Both dividend and capital gains distributions will be paid in cash.

This election may be made on the Purchase Application. To change your election, write to Firstar Mutual Fund Services, LLC or call (800) 216-9785.

Tax Consequences                                                              13

Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Growth and Income Fund expects that its distributions will consist of both ordinary income and long-term capital gains. The REIT Fund expects that its distributions will consist primarily of ordinary income.

RETIREMENT PLANS

The Funds offer the following retirement plans that may be funded with purchases of Fund shares:
    o    Traditional IRA
    o    Roth IRA
    o    Education IRA
    o    SEP-IRA
    o    401(k) Plan
    o    Profit Sharing and Money Purchase Plans

A  description   of  applicable   service  fees  and  certain   limitations   on
contributions and withdrawals, as well as application forms, are available from the Funds upon request.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Jefferson Growth and Income Fund's financial performance for the past five years and the Jefferson REIT Fund's financial performance for the period that it has been operating. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for the periods prior to November 1, 1996) has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for the period prior to November 1, 1996 was audited by Coopers & Lybrand, LLP.

                                                                              14
Jefferson Growth and Income Fund

FINANCIAL HIGHLIGHTS

                          ---------------------------------------------------------------
                          Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                          10/31/00    10/31/99     10/31/98    10/31/97    10/31/96
                          ---------------------------------------------------------------
PER SHARE DATA:
Net asset value,          $10.80      $10.40       $12.26      $10.91      $10.04
  beginning of year
Income from investment
  operations:
 Net investment income    (0.06)      0.25          0.32       0.29        0.27
Net realized and
  unrealized gain (loss)
  on securities           1.23        0.86         (1.09)      1.40        0.87
                          ----------- ----         ------      ----        ----

    Total from investment
      operations          1.17        1.11         (0.77)      1.69        1.14
Less distributions:
Dividends from net
  investment income       (0.01)      (0.27)       (0.32)      (0.29)      (0.27)
Distributions from net
  realized gains               -      (0.44)       (0.77)      (0.05)         -
Tax return of capital     (0.07)          -__          -__         -__        -__
                          ------      -------      -------     -------     ------
  Total distributions     (0.08)      (0.71)       (1.09)      (0.34)      (0.27)
                          ------      ------       ------      ------      ------
Net asset value,
  end of year             $11.89      $10.80       $10.40      $12.26      $10.91
                          ------      ------       ------      ------      ------
TOTAL RETURN1             10.90%      10.88%       (7.01%)     15.56%      11.50%
SUPPLEMENTAL
DATA AND RATIOS:
Net assets, in thousands,
  end of period           $5,346      $6,336       $6,838      $6,815      $4,688
Ratio of net expenses to
  average net assets:
    Before expense
      reimbursement       3.26%       2.65%        2.75%       2.96%       5.95%
    After expense
      reimbursement       2.46%       1.15%        1.15%       1.15%       1.15%
Ratio of net investment
income to average net
assets:
    Before expense
      reimbursement       (1.27%)     0.91%        1.11%       1.01%       (1.77%)
    After expense
      reimbursement       (0.47%)     2.41%        2.71%       2.82%       3.03%

  Portfolio turnover rate 144.26%     94.73%       136.94%     98.37%      131.98%

(1)The total return calculation does not reflect the 5.5% front end sales charge.

                                                                              15
Jefferson REIT Fund

FINANCIAL HIGHLIGHTS

                                                                         March 1, 19991
                                                       Year Ended        Through
                                                       October 31, 2000  October 31, 1999
                                                       ------------------------------------
PER SHARE DATA:
Net asset value, beginning of period                   $9.22             $10.00
Income from investment operations:
  Net investment income                                0.49              0.30
  Net realized and unrealized gain (loss) on securities1.41              (0.82)
                                                       ----              ------
    Total from investment operations                   1.90              (0.52)
Less distributions:
  Dividends from net investment income                 (0.41)            (0.26)
  Distributions from net realized gains                    -                 -
  Tax return of capital                                (0.07)                -__
                                                       ------            -------
    Total distributions                                (0.48)            (0.26)
                                                       ------            ------
Net asset value, end of period                         $10.64            $ 9.22
                                                       ------            ------

TOTAL RETURN (2)                                        21.24%            (5.32%)(3)

SUPPLEMENTAL DATA AND RATIOS:

Net assets, in thousands, end of period                $1,404            $ 817
Ratio of net expenses to average net assets:
  Before expense reimbursement                         6.13%             12.71%(4)
  After expense reimbursement                          2.11%             1.15%(4)
Ratio of net investment income to average net assets:
  Before expense reimbursement                         0.89%             (6.20%)(4)
  After expense reimbursement                          4.91%              5.36%(4)
Portfolio turnover rate                                15.17%             1.36%(3)


(1) Commencement of operations.
(2) The total return calculation does not reflect the 5.5% front end sales charge.
(3) Not annualized.
(4) Annualized.

CUSTODIAN                                                                    16
FIRSTAR BANK, N.A.
615 East Michigan Street
Milwaukee, Wisconsin 53202

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
FIRSTAR MUTUAL FUND
SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL
FOLEY & LARDNER
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

INVESTMENT ADVISER
UNIPLAN, INC.
The Oaks Building, Suite 101
8112 West Bluemound Road
Milwaukee, Wisconsin  53213

BOARD OF TRUSTEES

Byron Crowe
Chicago, Illinois

Lawrence Kujawski
Milwaukee, Wisconsin

Richard Imperiale
Milwaukee, Wisconsin

J. Michael Borden
Delavan, Wisconsin

F. L. Kirby
Chicago, Illinois

John Komives
Milwaukee, Wisconsin

Lawrence Harb
Okemos, Michigan

                                                                              17
To learn more about the Jefferson Funds you may want to read the Jefferson Funds' Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Jefferson Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Jefferson Funds' investments by reading the Jefferson Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling (800) 216-9785.

Prospective investors and shareholders who have questions about the Jefferson Funds may also call the above number or write to the following address:

The Jefferson Fund Group Trust c/o
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

The general public can review and copy information about the Jefferson Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Jefferson Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing to:

 Public Reference Section
Securities and Exchange Commission
Washington, DC  20549-6009

Please refer to the Jefferson Funds' Investment Company Act file No. 811-8958, when seeking information about the Jefferson Funds from the Securities and Exchange Commission.


                                JEFFERSON GROWTH
                                 AND INCOME FUND

                               JEFFERSON REIT FUND

                                   PROSPECTUS
                                February 28, 2001

THE JEFFERSON FUND GROUP TRUST

                         THE JEFFERSON FUND GROUP TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                       FOR THE FOLLOWING JEFFERSON FUNDS:


                        JEFFERSON GROWTH AND INCOME FUND
                               JEFFERSON REIT FUND


                             DATED FEBRUARY 28, 2001


          This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Jefferson Fund Group Trust's Jefferson Growth and Income Fund and Jefferson REIT Fund, dated February 28, 2001. Requests for copies of the Prospectus should be made in writing to The Jefferson Fund Group Trust, c/o Firstar Mutual Fund Services, LLC, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling (800) 216-9785.

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2001, and, if given or made, such information or representations may not be relied upon as having been authorized by The Jefferson Fund Group Trust. This Statement of Additional Information does not constitute an offer to sell securities.

          The following financial statements of the Jefferson Growth and Income Fund and Jefferson REIT Fund are incorporated by reference to the Jefferson Funds Annual Report, dated October 31, 2000 (File No. 811-8958), as filed with the Securities and Exchange Commission on January 12, 2001:

          Statement of Assets and Liabilities
          Statement of Operations
          Statements of Changes in Net Assets
          Financial Highlights
          Schedules of Investments
          Notes to the Financial Statements
          Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-216-9786.

                                TABLE OF CONTENTS

                                                                            Page

HISTORY OF THE JEFFERSON FUND GROUP TRUST.....................................1

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS.........................1

MANAGEMENT OF THE FUNDS......................................................13

PRINCIPAL SHAREHOLDERS.......................................................17

EXCHANGE PRIVILEGE...........................................................18

INVESTMENT ADVISORY AND OTHER SERVICES.......................................19

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................24

CAPITAL STRUCTURE............................................................25

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................28

TAXATION OF THE FUNDS........................................................29

CALCULATION OF PERFORMANCE DATA..............................................30


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                    HISTORY OF THE JEFFERSON FUND GROUP TRUST

          The Jefferson Fund Group Trust (the "Trust") was organized as a business trust on January 20, 1995 under the laws of the state of Delaware.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION OF THE TRUST AND THE FUNDS

          The Trust is an open-end management investment company. The Trust currently issues two series of its securities: the Jefferson Growth and Income Fund and the Jefferson REIT Fund (each a "Fund" and together, the "Funds"). The Growth and Income Fund is a diversified fund and the REIT Fund is a non-diversified fund.

INVESTMENT STRATEGIES AND RISKS

          The Funds' Prospectus describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

          American Depository Receipts. Each of the Funds may invest in American Depository Receipts ("ADRs") of foreign issuers. The Funds limit investments in American Depository Receipts of foreign issuers to 25% of their respective assets. Such investments may involve risks which are in addition to the usual risks inherent in investments in domestic issuers. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

          Convertible Securities. Each of the Funds may invest in convertible securities. The investment adviser for a Fund will select convertible securities to be purchased by that Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

          Restricted Securities/Illiquid Securities/Unseasoned Companies. A Fund may invest a maximum of 10% of its net assets in restricted securities, other illiquid securities and in securities of unseasoned companies. Illiquid securities are securities which may not be disposed of in the ordinary course of business within seven days, including repurchase agreements maturing in more than seven days. Illiquid securities do not include securities subject to a seven day put option or readily convertible into saleable securities. Securities of

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unseasoned companies are equity securities of companies having a record of less than three years of continuous operation.

          Restricted securities are securities that are restricted from being sold to the public without registration under the federal securities laws, and include securities subject to resale under Rule 144A under the Securities Act of 1933. Restricted securities may be sold only in privately negotiated transactions, in a registered public offering or pursuant to exemptions from federal registration requirements. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, such Fund might obtain a less favorable price than prevailed when it decided to sell.

          Warrants. A Fund may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. A Fund may invest in warrants or rights acquired by the Fund as part of a unit or attached to securities at the time of purchase without limitation.

          Forward Commitments. A Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

          Repurchase Agreements. A Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value), except that no such limit applies when a Fund is investing for temporary defensive purposes. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The investment adviser for a Fund will monitor the creditworthiness of the counterparties to repurchase agreements with that Fund.


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          Securities Loans. A Fund may make secured loans of its portfolio securities amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the investment adviser to a Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other high quality debt securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved.

          Cash Reserves. A Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. The money market instruments in which the Funds may invest include United States Treasury Bills and other short-term U.S. Government Securities, commercial paper rated A-2 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The investment adviser for a Fund will monitor the creditworthiness of the issuer of the commercial paper master notes purchased by that Fund.

          When-Issued and Delayed Delivery Transactions. A Fund may enter into agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed delivery basis, it is required either: (i) to maintain in that account cash or liquid securities in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed delivery commitments; or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. A Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, a Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not


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normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

          Options Transactions. A Fund will not write options that are not "covered." A written call option is "covered" if a Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities with its custodian. A written put option is "covered" if a Fund maintains cash or liquid securities with a value equal to the exercise price with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, and supply and demand interest rates.

          If the writer of an option wishes to terminate his obligations, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

          Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the exercise price thereof is covered by cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any

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loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

          A Fund may write options in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price. In that event, a Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

          The extent to which the Fund will be able to write and purchase call and put options will also be restricted by the Fund's intention to qualify the Fund as a regulated investment company under the federal income tax law.

          OTC Options. A Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.


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          It is the present policy of the Funds not to enter into any OTC option transaction if, as a result, more than 10% of a Fund's net assets would be invested in OTC options purchased by the Fund and other illiquid investments.

          Limitations on the Use of Options Strategies. A Fund's ability to engage in the options strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options transactions may be limited by tax considerations.

          Risk Factors in Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

          An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on the Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


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          The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Advisor may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

          Futures Transactions. The Funds may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging its portfolio. The Funds will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of a Fund's total assets.

          Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

          Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

          The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills


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generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

          A Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. A Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income securities which are being hedged. While a Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit the Fund to assume a defensive posture without reducing its yield on its investments.

          Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of a futures contract, a Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

          Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. A Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. A Fund

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may purchase put options on futures contracts in circumstances where it would sell futures contracts.

          A Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

          Index Futures. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

          The Funds will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which a Fund intends to purchase. In connection with its purchase of index futures contracts, a Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its Custodian and/or in the margin account with a broker.

          Limitations on the Use of Options and Futures Portfolio Strategies. A Fund will not "over-hedge," that is the Fund will not make open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

          A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

          Risk Factors in Futures Transactions. Investment by a Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than


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the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

          Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

          Futures contracts may be used to hedge against a possible increase in the price of securities which a Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If a Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, a Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

          The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

          The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

          The successful use of transactions in futures and related options also depends on the ability of the investment adviser to a Fund to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

FUNDAMENTAL INVESTMENT RESTRICTIONS

          Except as otherwise noted, each of the Funds have adopted the following investment restrictions as fundamental policies of such Fund. A fundamental policy may not be changed without the vote of a majority of outstanding voting securities of such Fund. "Majority" means he holders of the lesser of: (i) 67% of a Fund's shares present or


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represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of such Fund.

          1. A Fund will not purchase securities on margin or participate in a joint-trading account.

          2. A Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings. A Fund will not purchase securities while it has any outstanding borrowings.

          3. A Fund will not make short sales of securities or maintain a short position for the account of such Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

          4. A Fund will not make investments for the purpose of exercising control or management of any company.

          5. The Growth and Income Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that such Fund will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of that Fund's total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

          6. Excluding U.S. Government securities (including securities issued or guaranteed by agencies and instrumentalities thereof), the Growth and Income Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, in securities issued by companies engaged in the same industry.

          7. A Fund will not acquire or retain any security issued by a company if (a) an officer or director of such company is an officer or trustee of the Trust or an officer, director or other affiliated person of its investment advisor; or (b) officers or trustees of the Trust or officers or directors of its investment adviser owning beneficially more than one-half of one percent of its securities together own beneficially more than five percent of its securities.

          8. A Fund will not write (sell) or purchase options except that a Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by such Fund on all outstanding options it has purchased do not exceed 5% of its total assets. A Fund may enter into closing sale transactions with respect to options it has purchased.

          9. A Fund will not act as an underwriter or distributor of securities other than shares of such Fund.

          10. A Fund will not purchase any interest in any oil, gas or any other mineral exploration or development lease or program.

          11. A Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships, except that the REIT Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the REIT Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon and securities of companies engaged in the real estate business.

          12. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options.

          13. A Fund will not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of a Fund's portfolio securities with respect to not more than 25% of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          It is contrary to the present policy of each Fund, although such policies may be changed by trustees of the Trust without approval of the shareholders of a Fund, to purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of a Fund or (b) securities of registered investment companies where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase a Fund would hold less than 3% of any class of securities, including voting securities, of any registered investment company and less than 5% of a Fund's assets, taken at current value, would be invested in securities of registered investment companies. All assets of a Fund invested in securities of registered investment companies will be included in the daily net assets of such Fund for purposes of calculating the monthly advisory fees payable to the Advisor. In such event, shareholders of such Fund will in effect pay two advisory fees on the assets invested in investment companies.

          All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If violated, a Fund will immediately liquidate such investment so that no excess or deficiency remains.

          The phrase "shareholder approval," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

          In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the REIT Fund normally to invest 80% of the value of its net assets in securities issued by real estate investment trusts ("REITs"). If the trustees determine to change this non-fundamental policy of the REIT Fund, the REIT Fund will provide 60 days prior notice to the shareholders of the REIT Fund before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included in the envelope in which the notice is delivered.

PORTFOLIO TURNOVER

          The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by a Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover (100% or more) in any year may result in the payment by a Fund from capital of above average amounts of brokerage commissions and could generate higher than normal short-term capital gains. Portfolio turnover almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Funds, under certain market conditions a Fund's portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years.

                             MANAGEMENT OF THE FUNDS

GENERAL INFORMATION REGARDING MANAGEMENT

          The trustees are responsible for the general supervision of the Trust and the Funds. The day-to-day operations of the Trust are the responsibilities of the Trust's officers.

MANAGEMENT INFORMATION

          The name, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Trust are as follows:

                                Lawrence Kujawski

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

The Oaks Building, Suite 101  60      Trustee     Mr. Kujawski has been
8112 West Bluemound Road                          President of Uniplan/Matrix,
Milwaukee, WI  53202                              Inc., a firm specializing in
                                                  the valuation of closely held
                                                  securities since 1998. He is,
                                                  and has been, the President of
                                                  Matrix Venture Funds, Inc.,
                                                  another firm specializing in
                                                  the valuation of closely held
                                                  securities, since 1982.

                               Richard Imperiale *

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

The Oaks Building, Suite 101  43      Chairman    Mr. Imperiale has been the
8112 West Bluemound Road              Secretary   President of Uniplan, Inc.,
Milwaukee, WI  53202                  Trustee     the investment advisor to the
                                                  Funds, since he founded
                                                  Uniplan, Inc. in 1985.

                                   F.L. Kirby*

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

516 North Western Avenue      56      Trustee     Mr. Kirby has been a senior
Lake Forest, IL  60045                            vice president of Morgan
                                                  Stanley Dean Witter, Inc., a
                                                  broker-dealer, since 2000.
                                                  Prior to that time he was a
                                                  senior vice president of
                                                  Schroders, a broker-dealer,
                                                  since 1998. From 1994 until
                                                  1998, he was a Director, and
                                                  an Executive Committee member
                                                  of Rodman & Renshaw, Inc.

                                 John L. Komives

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

101 S. Second Street          70      Trustee     Dr. Komives is the President
Milwaukee, WI  53204                              of Lakeshore Group Ltd., a
                                                  position he has held since he
                                                  founded the firm in 1975. Dr.
                                                  Komives is a member of the
                                                  board of directors of the
                                                  following firms, among others:
                                                  F.W. Boelter Cos., Inc.,
                                                  Milwaukee, Wisconsin; Eagle
                                                  Technology, Inc., Mequon,
                                                  Wisconsin; Orthokinetics,
                                                  Inc., Pewaukee, Wisconsin;
                                                  Premier Plastics, Inc.,
                                                  Waukesha, Wisconsin; Renquist
                                                  Associates, Inc., Racine,
                                                  Wisconsin; World Venture
                                                  Management, Inc., Milwaukee,
                                                  Wisconsin; Zigman, Joseph &
                                                  Stephenson, Inc., Milwaukee,
                                                  Wisconsin.

                               J. Michael Borden*

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

2938 North Shore Drive        64      Trustee     Since 1988, Mr. Borden has
Delavan, WI 53115                                 been the president of Total
                                                  Quality Plastics, Inc., a
                                                  manufacturer of injection
                                                  molding, the president of Rock
                                                  Valley Trucking, and the
                                                  president of Freedom Plastics,
                                                  Inc. Mr. Borden has been the
                                                  president and chief executive
                                                  officer of Hufcor, Inc., a
                                                  manufacturer of movable walls
                                                  and accordion partitions,
                                                  since 1978.

                                Lawrence E. Harb

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

Okemos, MI                    47      Trustee     Mr. Harb has served as the
                                                  Managing Director of Sales and
                                                  Marketing for J.S. Wurzler
                                                  Underwriting Managers, an
                                                  underwriter of internet and
                                                  e-commerce insurance since
                                                  January 1999. Prior to that
                                                  time he served as

                                Lawrence E. Harb

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

                                                  an officer of subsidiaries of
                                                  AON Corp., a holding company
                                                  that owned mutual fund
                                                  investment advisory and
                                                  brokerage businesses. Mr. Harb
                                                  is a member of the board of
                                                  directors of LCM Internet
                                                  Growth Fund, Inc., a
                                                  registered closed-end
                                                  management investment company.

                                 Byron K. Crowe*

                                 Position(s) Held      Principal Occupations
Address                      Age With the Trust        During Past Five Years
-------                      --- --------------        ----------------------

223 West Lake Street          36      Trustee,    Executive Vice President of
Chicago, IL  60606                    President   LaSalle Street Capital Markets
                                                  and Syndicate Director of
                                                  LaSalle Street Securities,
                                                  Inc., a Chicago, Illinois
                                                  securities broker-dealer,
                                                  since March 1997. Prior to
                                                  that time he was Senior Vice
                                                  President - Institutional
                                                  Sales of Madison Securities,
                                                  Inc., a Chicago, Illinois
                                                  securities broker-dealer.


* Messrs. Imperiale, Kirby, Borden and Crowe are trustees who are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940.

COMPENSATION

          Each Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Trust a fee of $125 from each Fund for each meeting of the trustees attended. Officers of the Trust receive no compensation for their services as officers. A Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees.

          For the fiscal year ended October 31, 2000, officers and trustees of the Trust received $1,875 in the aggregate remuneration from the Growth & Income Fund and received $1,875 in the aggregate remuneration from the REIT Fund, as set forth more fully in the compensation table below.

                                         COMPENSATION TABLE
                            (FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000)
                                                         Pension or
                                    Aggregate       Retirement Benefits      Estimated Annual       Total Compensation
                               Compensation From     Accrued as Part of       Benefits Upon         From the Trust and
Name of Trustee                     the Trust          Trust Expenses           Retirement            Fund Complex**
---------------                     ---------          --------------           ----------            ------------
Lawrence Kujawski                     $250                   0                      0                      $250
Richard Imperiale                       0                    0                      0                       0
John Komives                         $1,000                  0                      0                     $1,000
J. Michael Borden                     $750                   0                      0                      $750
Dennis Lasser*                        $500                   0                      0                      $500
F.L. Kirby                            $750                   0                      0                      $750
Lawrence E. Harb*                     $500                   0                      0                      $500
Byron K. Crowe*                         0                    0                      0                       0
-------------------------

* Mr. Lasser resigned as a trustee of the Trust as of July 18, 2000. Mr. Harb was elected as a trustee of the Trust on July 18, 2000 and Mr. Crowe was elected as a trustee of the Trust on September 21, 2000.

                             PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of each of the Fund's shares who as of January 31, 2001 owned of record or, to the knowledge of the Funds, owned beneficially more than 5% of a Fund's then outstanding shares. Also set forth below are the number of shares and the percentage of the outstanding shares of each Fund owned as of January 31, 2001 by all officers and Trustees of the Trust as a group

                                GROWTH AND INCOME

                                                                  Percent of
Name and Address Of Beneficial Owner           Number of Shares   Total Fund
------------------------------------           ----------------   ----------

Firstar Trust Company - Custodian for Sidney       69,665             16.48%
Shindell - IRA Rollover
929 N. Astor Street
Milwaukee, Wisconsin  53202-3454

Firstar Trust Co. - Custodian for                  54,744             12.95%
Carlisle F. Meredith IRA
6540 Mal Weathers Road
Raleigh, NC 27603-7839

                                                                  Percent of
Name and Address Of Beneficial Owner           Number of Shares   Total Fund
------------------------------------           ----------------   ----------

Marshall & Ilsley Trust Co. Trustee FBO            46,311             10.96%
Hough Inc. Pension Retirement Trust
1000 N. Water Street, Floor 14
Milwaukee, WI 53202-3197

Officers and Trustees as a Group1                  56,599             13.39%
(7 persons)


                                    REIT FUND

                                                                  Percent of
Name and Address Of Beneficial Owner           Number of Shares   Total Fund
------------------------------------           ----------------   ----------

Glenn R Simpson Jr.                                 9,646              6.94%
P.O. Box 427
Muskego, WI 53150-0427

Officers and Trustees as a Group                      132              0.10%
(7 persons)

---------------

1 This includes shares held by Uniplan Inc., as well as shares held by Mr. Imperiale in his capacity as trustee of the Uniplan Inc. Profit Sharing Plan, shares held by J. Michael Borden in his capacity as a trustee of the Hough, Inc. Pension Retirement Trust and by Mr. Imperiale, Mr. Kujawski and Mr. Komives in their capacities as custodians under the Uniform Transfer to Minors Act.

                               EXCHANGE PRIVILEGE

          As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of a Fund for shares of any other Fund or for shares of the Firstar Money Market Fund at their current net asset values.

          The Funds reserve the right to modify or discontinue the exchange privilege at any time. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

          Investment Adviser. As set forth in the Prospectus, the investment adviser to the Growth and Income Fund and the REIT Fund is Uniplan, Inc. ("Uniplan" or "Advisor"). Uniplan's address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53213. Pursuant to investment advisory agreements between the Funds and Uniplan (the "Advisory Agreements"), Uniplan furnishes continuous investment advisory services and management to the Funds. Uniplan, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for making investment decisions for the Funds. Uniplan is controlled by Richard P. Imperiale, who owns 90% of its outstanding capital stock. Mr. Imperiale is also a trustee of the Trust.

          The Advisory Agreements will remain in effect as long as their continuance is specifically approved at least annually, by (i) the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Funds, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of an Advisor, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Trust or by vote of a majority of a Fund's shareholders, on sixty days written notice to the relevant Advisor, and by the Advisor on the same notice to a Fund and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Advisor shall not be liable to the relevant Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the relevant Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

          For their services connected to the Funds, Uniplan receives an annual fee of .60% on the first $500,000,000 of average net assets, .50% of the next $500,000,000 of average net assets and .40% of average net assets in excess of $1,000,000,000 of each Fund for which they act as investment adviser. All of the above fees are paid monthly. For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, the fees paid to Uniplan under the Advisory Agreement between Uniplan and the Growth and Income Fund were $35,831, $50,168 and $51,704, respectively. For the fiscal year ended October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the fees paid to Uniplan under the Advisory Agreement between Uniplan and the REIT Fund were $8,405 and $2,572, respectively.

          Payment of Fund Expenses. Each Fund will pay all of its expenses not assumed by the Adviser or its distributor, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay the fees of Trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

          Expense Reimbursements. Jefferson Advisers, Inc., 223 West LaSalle Street, Chicago, IL 60606 had agreed to pay all expenses of the Growth and Income Fund to the extent that total expenses borne by the Growth and Income Fund (excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items ("excluded expenses")) in any year exceed 2.50% of the Growth and Income Fund's average net assets. Inland Investment Advisors, Inc., 2901 Butterfield Road, Oak Brook, IL 60523 has made a similar agreement with respect to the expenses of the REIT Fund. With respect to both agreements, if later in a fiscal year the accrued expenses (less excluded expenses) of a Fund falls below 2.50%, the Fund will repay to Jefferson Advisers, Inc. or Inland Investment Advisors, Inc., as the case may be, amounts previously reimbursed but only to the extent that accrued expenses (less excluded expenses) are less than 2.50% of the Fund's average net assets. If, in any of the three fiscal years following any year in which Jefferson Advisers, Inc. or Inland Investment Advisors, Inc., as the case may be, has reimbursed a Fund because of excess expenses, that Fund's expenses (less excluded expenses) are less than 2.50% of the Fund's average net assets, that Fund shall repay to Jefferson Advisers, Inc. or Inland Investment Advisors, Inc., as the case may be, amounts previously reimbursed; provided, however, that such Fund's expenses (less excluded expenses) shall not exceed 2.50%. Each Fund since its inception has had its excess expenses reimbursed at varying levels by various parties, including Uniplan. Such reimbursements were as follows:

    Year Ended October 31       Growth and Income Fund         REIT Fund
    ---------------------       ----------------------         ---------

            2000                       $ 47,543                 $56,171

            1999                       $125,020                 $59,592

            1998                       $137,763                   N/A

          Distribution and Servicing. Shares of each Fund are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Fund's principal underwriter and distributor, or which have agreed to act as introducing brokers for the Fund's principal underwriter and distributor ("introducing brokers"). Effective December 1, 2000

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, became the principal underwriter and distributor for the Funds pursuant to an underwriting agreement (the "Underwriting Agreement"). During the fiscal year ended October 31, 2000 Adviser Dealer Services, Inc., 6000 Memorial Drive, Dublin, Ohio 43017, was the principal underwriter and distributor for the Funds. Quasar Distributors, LLC, as did Adviser Dealer Services, Inc., offers shares of each Fund on a "best efforts" basis. During the fiscal year ended October 31, 2000 Adviser Dealer Services, Inc. received no underwriting commission in connection with the sale of shares of either Fund.

          Pursuant to the Distribution and Servicing Plans, in connection with personal services rendered to shareholders of each Fund and the maintenance of shareholder accounts, the principal underwriter and distributor receives certain servicing fees from that Fund. Each Fund pays the principal underwriter and distributor annual servicing fees of up to .25% of the Fund's average daily net assets. In turn, the principal underwriter and distributor pays all or a portion of the distribution and servicing fees it receives from a Fund to participating brokers and introducing brokers.

          During the fiscal year ended October 31, 2000, the Growth and Income Fund paid Adviser Dealer Services, Inc. $39,078 and the REIT Fund paid Adviser Dealer Services, Inc. $6,133 pursuant to the Distribution and Servicing Plans. Of the amount paid by the Growth and Income Fund, Adviser Dealer Services, Inc. paid $4,958 to participating brokers and introducing brokers and $33,354 for marketing, of the amount paid by the REIT Fund, Adviser Dealer Services, Inc. paid $885 to participating brokers and introducing brokers and $5,218 for marketing.

          Each Distribution and Servicing Plan may be terminated with respect to a Fund by vote of a majority of the trustees of the Trust who are not interested persons of the Trust as defined in the Investment Company Act of 1940 and who have no direct or indirect financial interest in the Distribution and Servicing Plan (the "Independent Trustees") or by vote of a majority of the outstanding voting securities of that class. Currently the Independent Trustees are Lawrence Kujawski, John L. Komives and Lawrence E. Harb. Any change in either Plan that would materially increase the cost to a Fund requires approval by the shareholders of that Fund. The trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the Fund shall be committed to the discretion of such disinterested persons.

          The Underwriting Agreement and the Distribution and Servicing Plans will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Independent Trustees; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

          If the Underwriting Agreement or the Distribution and Servicing Plan is terminated (or not renewed) with respect to a Fund, they may continue in effect with respect to the other Fund if they have not also been terminated with respect to that Fund.

          The trustees believe that the Distribution Plans provide benefits to the Fund. The trustees believe that the Plans result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of shares and redemptions of Fund shares in the absence of the Plan or under an alternative distribution scheme. The effect on sales and/or redemptions is believed to benefit a Fund by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

          Administrator. The administrator to the Funds is Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. The administration agreements entered into between each Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to a Fund.

          Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state "blue sky" authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from each Fund a fee, paid monthly, based on the Fund's average net assets, plus certain out-of-pocket expenses.

          Under the Administration Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from its reckless disregard of its duties and obligations under the Administration Agreement. For its services, the Administrator is entitled to receive fees, payable monthly, based on the total annual rate of $20,000 in the event that the average net assets of a Fund is less than $10,000,000 and increasing by $4,000 for every $2,000,000 increase in average net assets of the Fund until the Fund reaches $20,000,000 in average net assets. At such time, the fee is .25% of the average net assets of the Fund; such fee decreases to .2% of the average net assets when average net assets reach $25,000,000 and decreases to .15% of the average net assets when average net assets reach $30,000,000. At such time as the average net assets reach $200,000,000, the fees are .06% on the first $200,000,000, .05% on the next $300,000,000 and .03% on all net assets exceeding $500,000,000. For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, the fees earned by the Administrator for the Growth and Income Fund were $20,001, $19,983 and $20,111, respectively. For the fiscal year ended October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the fees earned by the Administrator for the REIT Fund were $19,997 and $13,336, respectively.

          Custodian. Firstar Bank, N.A., an affiliate of the Administrator, serves as custodian of the Fund's assets pursuant to a Custody Agreement with each Fund. Under the Custody Agreements, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to each Fund concerning the Fund's operations. Firstar Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

          Transfer Agent and Dividend Disbursing Agent. Firstar Mutual Fund Services, LLC also serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to shareholders of each Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to each Fund.

          Fund Accountant. In addition, each Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to each Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $20,000,000 in average net assets of a Fund; .17% of average net assets when a Fund exceeds $20,000,000 but is less than $25,000,000; .12% of average net assets when a Fund exceeds $25,000,000 but is less than $30,000,000; and when a Fund exceeds $30,000,000, the fees are $27,500 for the first $40,0000,000 in average net assets of a Fund, .01% on the next $200,000,000 of average net assets of a Fund and .005% on all net assets exceeding $240,000,000. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, the fees earned under the Fund Accounting Servicing Agreement with the Growth and Income Fund were $24,212, $24,213 and $23,979, respectively. For the fiscal year ended October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the fees earned under the Fund Accounting Servicing Agreement with the REIT Fund were $22,133 and $15,825, respectively.

          Independent Accountants. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, currently serves as the independent accountants for the Funds.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

          Pursuant to its agreements with the Funds, the Adviser is permitted to select the brokers or dealers that will execute the purchases and sales of each Fund's portfolio securities. In placing purchase and sale orders for a Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

          In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Adviser may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling shares of a Fund, but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers.

          In allocating brokerage business for a Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Advisor, and the Fund may indirectly benefit from services available to the Advisers as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to a Fund and the other accounts as to which he exercises investment discretion.

          Pursuant to conditions set forth in rules of the Securities and Exchange Commission, a Fund may purchase securities from an underwriting syndicate of which the principal underwriter of such Fund or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the trustees, particularly those trustees who are not "interested persons" of the Fund. Investments by other clients of the principal underwriter and the Adviser may limit the ability of a Fund to purchase securities from such a syndicate.

          For the fiscal years ended October 31, 2000, October 31, 1999 and October 31, 1998, respectively, the Growth and Income Fund paid brokerage commissions of $27,217 on total transactions of $11,067,753, $30,514 on total transactions of $9,452,727, and $40,016 on total transactions of $12,539,334, respectively.

          For the fiscal year ended October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the REIT Fund paid brokerage commissions of $2,701 on total transactions of $657,180 and $6,287 on total transactions of $1,070,465, respectively.

          No brokerage commissions have been paid to either Quasar Distributors, LLC or Adviser Dealer Services, Inc. During the fiscal year ended October 31, 2000 the Growth and Income Fund paid $27,217 of brokerage commission on total transactions of $11,067,753 to brokers who provided research services to Uniplan, and the REIT Fund paid $2,701 of brokerage commissions on total transactions of $657,180 to brokers who provided research services to Uniplan.

                                CAPITAL STRUCTURE

          Each Fund's authorized capital consists of an unlimited number of shares of beneficial interest. Each Fund's shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Trust's trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. Shares of the Funds are voted in the aggregate and not by series, except where class voting is required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement), where otherwise required by law, or where the matter to be acted upon does not affect any interest of the shareholders of a particular Fund, then only shares of the affected Fund are entitled to vote on that matter.

          All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, belongs to that series and is charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Trust in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series, and dividends can be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Trust, the shareholders of each series would be entitled, out of the assets of the Trust available for distribution, to the assets belonging to that series.

          There are no conversion or sinking fund provisions applicable to Fund shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of trustees. Consequently, the holders of more than 50% of the shares of all Funds voting for the election of trustees for that Fund can elect all the trustees, and in such event, the holders of the remaining shares voting for the election of trustees will not be able to elect any persons as trustees. The Trust does not anticipate holding an annual meeting in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument contains provisions for the removal of trustees by the shareholders.

          Fund shares are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

          The Funds will not issue certificates evidencing shares purchased. Each shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

          Pursuant to the Trust Instrument, the trustees may establish and designate one or more additional separate and distinct series of shares, each of which shall be authorized to issue an unlimited number of shares. In addition, the trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued shares of any series. In the event that additional series are established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would continue to be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

          The Trust's Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Fund or the trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

          The Trust Instrument further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Shareholder Meetings. It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument and Bylaws also contain procedures for the removal of trustees by Fund shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders of the Funds, may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of all the Funds, remove any trustee or trustees.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

          Determination of Net Asset Value. As described in the Prospectus, the net asset value of each Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The Trust expects the New York Stock Exchange to be open for trading Monday through Friday except New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Trust expects that the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the Trust expects that the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

          Suspension of Redemption of Fund Shares. Under certain circumstances the Funds may suspend the redemption of their shares. Such circumstances are (1) during any period in which the NYSE is closed, (2) when trading on the New York Stock Exchange is restricted, (3) during an emergency which makes it impracticable for a Fund to dispose of its assets or to determine fairly the value of its net assets, and (4) during any other period permitted by the SEC for the protection of investors.

          Valuation. Orders received by the Distributor from dealers or brokers after the net asset value is determined that day will be valued as of the close of the next trading day even if the orders were received by the dealer or broker from its customer prior to such determination. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares.

          Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other portfolio securities will be valued at the most recent bid price, if market quotations are readily available. Certain of the Fund's holdings of debt securities are valued by a pricing service. The pricing service may rely on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield or maturity. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Trustees or pursuant to procedures adopted by the Trustees. Odd lot differentials and brokerage commissions will be excluded in calculating values.

          Signature Guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Funds may change the signature guarantee requirements from time to time.

                              TAXATION OF THE FUNDS

          The Trust intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Distributions of long-term capital gains, if designated as such by the Funds, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by a Fund from domestic corporations in any year are less than 100% of a Fund's gross income.

          If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.

          The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000 the Growth and Income Fund and the REIT Fund had accumulated net realized capital loss carryovers of $531,891 and $50,972, respectively. The Growth and Income Fund and the REIT Fund have capital loss carryovers of $359,795 and $210, respectively, which will expire on October 31, 2007. The remainder of the carryover amounts will expire on October 31, 2008.

          A portion of the dividend income recorded by the REIT Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notification from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the REIT Fund as a reduction of the cost basis of the securities held.

The character of such distributions, for tax purposes, is determined by the REIT Fund based on estimates received by the REIT Fund from the REITs.

          The REIT Fund may invest in REITs that hold residual interest in real estate mortgage investment conduits ("REMICs"). A portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Uniplan does not intend to invest Fund assets in REITs that mostly hold residual interests in REMICs.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of a Fund's shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          The Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                         CALCULATION OF PERFORMANCE DATA

          The Funds may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period specified. Cumulative total return reflects a Fund's total return since inception. An investor's principal in a Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.

          Each Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Value Line, Weisberger's Encyclopedia of Institutional Funds, Lipper Analytical Services, Inc., Morningstar, Inc., Money Manager Review, Money, Forbes, Kiplinger's Personal Finance, Institutional Investor, Business Week and Barron's magazines, The New York Times, The Wall Street Journal, Investor's Business Daily and other industry or financial publications. (Value Line, Lipper Analytical Services, Inc., Morningstar, Inc. and Money Manager Review are independent fund ranking services that rank mutual funds based upon total return performance.) Each Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, the Consumer Price Index and other relevant indices and industry publications. The REIT Fund may compare its performance to the NAREIT Equity Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

          The formula for average annual compounded rate of return used herein includes four steps: (1) adding to the total number of shares of a Fund purchased by a hypothetical $1,000 investment (after deducting the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of the Fund owned at the end of the period by the net asset value per share of the Fund on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for the periods of less than one year. Specifically, the formula is as follows:

                           P (1 + T) n = ERV

         Where:

               P    =   a hypothetical initial payment of $1,000
               T    =   average annual total return
               n    =   number of years
               ERV  =   ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the one, five, or ten- year period at the end of the one, five, or ten-year period (or fractional portion thereof).

          The return, on a load and no-load basis, for the one year period ended October 31, 2000 were 4.79% and 10.90%, respectively, for the Growth and Income Fund. The average annual compounded rates of return, on a load and no-load basis, for the five year period ended October 31, 2000 were 6.87% and 8.07%, respectively, for the Growth and Income Fund. The average annual compounded rates of return, on a load and no-load basis, since inception (September 1, 1995) through October 31, 2000 were 6.71% and 7.88%, respectively, for the Growth and Income Fund.

          The return, on a load and no-load basis, for the one-year period ended October 31, 2000 were 14.53% and 21.24%, respectively, for the REIT Fund. The average annual compounded rates of return, on a load and no-load basis, since inception (March 1, 1999) through October 31, 2000 were 4.99% and 8.59%, respectively, for the REIT Fund. Each Fund may from time to time include in advertisements the total return of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits
          --------

          (a)(1)    Registrant's Certificate of Trust.*

          (a)(2)    Registrant's Trust Instrument.*

          (b)       Registrant's Bylaws.*

          (c)       None.

          (d)(1) Investment Advisory Agreement with Uniplan, Inc. Relating to the Growth and Income Fund.*

          (d)(2) Investment Advisory Agreement with Agreement with Uniplan, Inc. Relating to the REIT Fund.***

          (e)(1)    Distribution Agreement with Quasar Distributors, LLC

          (e)(2)    Form of Sales Agreement

          (f)       None.

          (g) Custodian Agreement with Firstar Bank Milwaukee, N.A. (predecessor to Firstar Bank, N.A.)**

          (h)(1) Administration Agreement with Firstar Mutual Fund Services, LLC.**

          (h)(2) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC.**

          (h)(3) Accounting Services Agreement With Firstar Mutual Fund Services, LLC.**

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of KPMG LLP.

          (k)       None.

          (l)       Subscription Agreement.*

          (m)(1)    Restated Distribution and Servicing Plan of Class A
                    Shares.**

          (n)       None.

          (p)(1)    Code of ethics of The Jefferson Fund Group Trust

          (p)(2)    Code of ethics of Uniplan, Inc.

          * Previously filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 28, 1998.

          ** Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 5 was filed on December 1, 1998.

          *** Previously filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement and is incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on February 27, 1998.

Item 24.  Persons Controlled By or Under Common Control with the Funds
          ------------------------------------------------------------

          As of the date of this Registration Statement, no person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification
          ---------------

          Pursuant to Chapter 38 of Title 12 of the Delaware Code, the Registrant's Trust Instrument, dated January 20, 1995, contains the following article, which is in full force and effect and has not been modified or cancelled:

                                   ARTICLE X

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

          Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

          Section 10.2 Indemnification.

          (a) Subject to the exceptions and limitations contained in Section 10.2(b) below:

                    (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                    (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
Person:

                    (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                    (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                    (A) by the court or other body approving the settlement;

                    (B) by at least a majority of those Trustees who are neither
               Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                    (C) by written opinion of independent legal counsel based
               upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be several, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

          Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Advisers
          -----------------------------------------------------

          Uniplan, Inc. ("Uniplan") was organized as a Wisconsin corporation in 1985 and is registered as an investment adviser under the Investment Advisers Act of 1940. Uniplan does not manage any other mutual fund; however, Uniplan does manage various individual, profit-sharing, pension and institutional accounts.

          Set forth below are the substantial business engagements during the two last fiscal years of each director or officer of Uniplan.

Name                         Business and Other Connections
----                         ------------------------------

Richard Imperiale            President and Treasurer of Uniplan Member of Board
                             of Directors of Uniplan

Jeffrey DeCora               Vice President and Secretary of Uniplan


Item 27.  Principal Underwriters
          ----------------------

          a. Quasar Distributors, LLC (the "Distributor") acts as the Registrant's principal underwriter. The Distributor is also the principal underwriter for the Firstar Funds, Inc. and Light Revolution Fund, Inc.

          b. Information with respect to directors and officers of the Distributor is as follows:

                                            Positions and Offices with            Positions and
Names and Principal Addresses               Principal Underwriter                 Officers with Registrant
-----------------------------               ---------------------                 ------------------------

James R. Schoenike*                         President                             None

Joe Redwine*                                Board Member                          None

Robert Kern*                                Board Member                          None

Paul Rock*                                  Board Member                          None

Jennifer Carlson*                           Board Member                          None

Donna Berth*                                Treasurer                             None

James J. Barresi*                           Secretary                             None
------------------

*    615 East Michigan Street, Milwaukee, WI  53202

Item 28.  Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5) and (11) of Rule 31a-1(b) will be maintained by the Registrant; the documents required to be maintained by paragraphs (3) and (7) of Rule 31a-1(b) will be maintained by Registrant's Custodian; and all other records will be maintained by Registrant's Administrator.

Item 29.  Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings
          ------------

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 27th day of February 2001.

                                       THE JEFFERSON FUND GROUP TRUST
                                       (Registrant)


                                       By: /s/ Byron Crowe
                                          ------------------------------------
                                           Byron Crowe, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Name                      Title                              Date
         ----                      -----                              ----


/s/ Richard Imperiale     Principal Executive, Financial       February 27, 2001
------------------------- and Accounting Officer and Trustee
Richard Imperiale


/s/ Lawrence Kujawski     Trustee                              February 27, 2001
-------------------------
Lawrence Kujawski


/s/ F.L. Kirby
-------------------------
F.L. Kirby                Trustee                              February 27, 2001


-------------------------
John Komives              Trustee                              February __, 2001


/s/ J. Michael Borden
-------------------------
J. Michael Borden         Trustee                              February 27, 2001


-------------------------
Lawrence Harb             Trustee                              February __, 2001


/s/ Byron Crowe
-------------------------
Byron Crowe               Trustee                              February 27, 2001

                                  EXHIBIT INDEX

     Exhibit No.    Exhibit
     -----------    -------

          (a)(1)    Registrant's Certificate of Trust.*

          (a)(2)    Registrant's Trust Instrument.*

          (b)       Registrant's Bylaws.*

          (c)       None.

          (d)(1) Investment Advisory Agreement with Uniplan, Inc. Relating to the Growth and Income Fund.*

          (d)(2) Investment Advisory Agreement with Agreement with Uniplan, Inc. Relating to the REIT Fund.*

          (e)(1)    Distribution Agreement with Quasar Distributors, LLC.

          (e)(2)    Form of Sales Agreement.

          (f)       None.

          (g) Custodian Agreement with Firstar Bank Milwaukee, N.A. (predecessor to Firstar Bank, N.A.)*

          (h)(1)    Administration Agreement with Firstar Mutual Fund Services,
                    LLC.*

          (h)(2)    Transfer Agent Agreement with Firstar Mutual Fund Services,
                    LLC.*

          (h)(3) Accounting Services Agreement With Firstar Mutual Fund Services, LLC.*

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of KPMG LLP.

          (k)       None.

          (l)       Subscription Agreement.*

          (m)(1)    Restated Distribution and Servicing Plan of Class A Shares.*

          (n)       None.

          (p)(1)    Code of ethics of The Jefferson Fund Group Trust

          (p)(2)    Code of ethics of Uniplan, Inc.

-----------------------

*   Incorporated by Reference